UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 01, 2023

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2023, 5E Advanced Materials, Inc. (the “Company or “5E”) extended the effectiveness of the previously announced standstill agreement (the “Standstill Agreement”), by and among the Company, BEP Special Situations IV LLC (“Bluescape”), Alter Domus (US) LLC (“Collateral Agent”), Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), and Mayfair Ventures Pte Ltd from December 1, 2023 to December 5, 2023 at 5:00 pm Pacific Standard Time (the “Standstill Extension”).

On December 5, 2023, the Company entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with Bluescape, Collateral Agent, and Ascend in connection with certain restructuring and recapitalization transactions with respect to the Company’s capital structure (collectively the “Transaction”), including its senior secured convertible notes (the “Convertible Notes”) issued pursuant to that certain Note Purchase Agreement (the “Note Purchase Agreement”), dated August 11, 2022, by and among the Company, Bluescape and Collateral Agent.

Pursuant to the Restructuring Support Agreement, the parties agreed to implement the Transaction either as an:

•
Out-of-Court Restructuring: A recapitalization through, among other things: (i) a placement of up to $35 million at a price of $1.025 per share (the “Placement”) of the Company’s common stock to Ascend and certain other investors (the “Investor Group”) and Bluescape if it exercises its options to participate in the Placement, (ii) an amendment to the conversion price applicable to the Convertible Notes, (iii) an amendment to the minimum cash covenant to reduce the minimum cash required to $7.5 million under the terms of the Note Purchase Agreement, (iv) a deletion of the issuer conversion feature under the terms of the Note Purchase Agreement, (v) an extension of the maturity of the Convertible Notes by one year to August 15, 2028, (vi) an increase in the paid-in-kind interest from 6% to 10%, (vii) the designation of a member of the Company’s Board of Directors (the “Board”) by each of Ascend and Bluescape, and (ix) the acquisition of 50% of the outstanding Convertible Notes by the Investor Group from Bluescape (clauses (i) through (ix), together, the “Out-of-Court Restructuring”), in each case subject to certain conditions, including that the Company’s stockholders approve the Out-of-Court Restructuring at a special meeting of stockholders; or
•
In-Court Restructuring: To the extent that the terms of or the conditions precedent to the Out-of-Court Restructuring cannot be timely satisfied or waived, the Company shall file voluntary pre-packaged cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in a United States Bankruptcy Court pursuant to a pre-packaged plan of reorganization (the “Pre-Packaged Chapter 11 Plan”) pursuant to which, among other things, all existing equity interests of the Company shall be extinguished, with Bluescape and the Investor Group each owning 50% of any equity interests in the Company upon the effective date of the Pre-Packaged Chapter 11 Plan.

Capitalized terms not otherwise defined herein shall have the meanings given to them in the Restructuring Support Agreement. The foregoing summary of the Restructuring Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restructuring Support Agreement a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Additionally, in connection with the anticipated Placement, on December 5, 2023, the Company entered into (i) a subscription agreement (the “Ascend Subscription Agreement”) with Ascend and (ii) a subscription agreement (the “5ECAP Subscription Agreement”) with 5ECAP, LLC (“5ECAP”) pursuant to which Ascend and 5ECAP shall subscribe for and purchase shares of the Company’s common stock upon the consummation of the Out-of-Court Restructuring contemplated by the Restructuring Support Agreement. The foregoing summary is qualified in its entirety by reference to the Ascend Subscription Agreement and 5ECAP Subscription Agreement, attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure of the Placement contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities offered pursuant to the Placement will be issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. This summary is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, the Ascend Subscription Agreement, and the 5ECAP Subscription Agreement, attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2023, the Board, in connection with entry into the Transaction and at the request of Ascend, announced the appointment of Stefan Selig as a director of the Board, effective on December 5, 2023 pursuant to an offer letter (the “Selig Offer Letter”) attached hereto as Exhibit 10.4. The Board has not appointed Mr. Selig to any committees of the Board at this time. Mr. Selig will initially be compensated as follows: $35,000 per month, payable in advance, for a term of six months. Mr. Selig does not have any family relationship with any other director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intends to be a party, in which Mr. Selig has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings with any other person pursuant to which Mr. Selig was appointed as a director, except as described above. Concurrent with his appointment, Mr. Selig has tendered his resignation as a member of the Board effective June 5, 2024.

Mr. Selig, age 60, is an accomplished banker and senior executive who has served in prominent leadership roles in both the private and public sectors. Throughout his career, Mr. Selig has earned a reputation as a trusted counselor known for his strategic and financial expertise and judgment. In 2017, Mr. Selig founded BridgePark Advisors LLC to provide personalized advice to a select group of CEOs, board of directors, and institutional and high net worth investors on business strategy, mergers and acquisitions, financing, corporate governance, activism, and litigation. Previously, Mr. Selig served as President Obama’s Under Secretary of Commerce for International Trade at the U.S. Department of Commerce from 2014 to 2016. Before joining the Obama Administration, Mr. Selig was the Executive Vice Chairman of Global Corporate & Investment Banking at Bank of America Merrill Lynch. During his 15 years at the bank, he was also Vice Chairman of Global Investment Banking; Global Head of Mergers & Acquisitions with responsibility for Global Technology, Media and Telecommunications and Global Financial Sponsors Groups; Chairman of the Fairness Opinion Review Committee; and a Member of Risk and Reputation and New York Market Committees. Prior to Bank of America, Mr. Selig held various senior investment banking positions on Wall Street. Mr. Selig earned a Bachelor of Arts degree in Economics from Wesleyan University and a Masters of Business Administration from Harvard University.

The foregoing summary is qualified in its entirety by reference to the Selig Offer Letter attached hereto as Exhibit 10.4 and is incorporated by reference herein.

In connection with the Transaction, the Company entered into an installment based cash-retention program, which include (i) a Retention Agreement for the Company’s Chief Executive Officer Susan Brennan (the “Brennan Retention Agreement”), and (ii) a Retention Agreement for the Company’s Chief Financial Officer Paul Weibel (the “Weibel Retention Agreement,” and together with the Brennan Retention Agreement, the “Retention Agreements”), pursuant to which each of Ms. Brennan and Mr. Weibel is eligible to receive up to $412,500 and $287,500, respectively, in a successful Out-of-Court Restructuring, and eligible to receive up to $381,300 and $268,800, respectively, in the event of a Chapter 11 case (collectively, the “Bonuses”). The Bonuses will enable the Company to retain and motivate Ms. Brennan and Mr. Weibel through the consummation of the Transaction.

Under the terms of the Retention Agreements, each of Ms. Brennan and Mr. Weibel will be required to repay the Bonuses to the Company in the event that they resign from their respective positions prior to December 31, 2024 or their employment is terminated other than due to involuntary termination by the Company without cause (as such term is defined in the Retention Agreements). The foregoing summary is qualified in its entirety by reference to the Brennan Retention Agreement and the Weibel Retention Agreement, each of which is attached hereto as Exhibit 10.5 and Exhibit 10.6, respectively, and which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 3, 2023, the Company issued a press release announcing the Standstill Extension (the “Standstill Extension Press Release”). A copy of the Standstill Extensions Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 6, 2023, the Company issued a press release announcing entry into the Restructuring Support Agreement (the “RSA Press Release,” and together with the Standstill Extension Press Release, the “Press Releases”). A copy of the RSA Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

The information in this Form 8-K and the attached Press Releases include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in the Press Releases and this Form 8-K regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in the Press Releases and this Form 8-K, the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; our ability to obtain stockholder approval for, and successfully implement, the Transaction and related matters on a timely manner or at all; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission (the “SEC”) from time to time, including the proxy statement to be filed in connection with the Transaction and certain stockholder approvals required thereby. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Form 8-K and the attached Press Releases may be subject to additional risks. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the dates of the Press Releases and this Form 8-K, respectively.

No Offer or Solicitation

This document is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Transaction and certain stockholder approvals required thereby. In connection with the Transaction, the Company expects to file a proxy statement on Schedule 14A with the SEC and intends to file other relevant materials with the SEC. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials by directing a request to: 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344.

Participants in Proxy Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Transaction. Information about the directors and executive officers of the Company is set forth in the Company's Annual Report on Form 10-K/A filed with the SEC on October 27, 2023, and the Preliminary Proxy Statement expected to be filed with the SEC in connection with the Transaction on December 5, 2023. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Transaction, and a description of any interests that they have in the Transaction, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Restructuring Support Agreement, dated December 5, 2023
10.2	Ascend Subscription Agreement, dated December 5, 2023
10.3	5ECAP Subscription Agreement, dated December 5, 2023
10.4	Selig Offer Letter, dated December 5, 2023
10.5	Brennan Retention Agreement
10.6	Weibel Retention Agreement
99.1	Standstill Press Release, dated December 3, 2023
99.2	RSA Press Release, dated December 6, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

5E Advanced Materials, Inc.

Date:	December 6, 2023	By:	/s/ Paul Weibel
Paul Weibel Chief Finanical Officer